UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 23, 2013

N-VIRO INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2254 Centennial Road Toledo, OH	43617
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On January 23, 2013, the Board of Directors (the “Board”) of N-Viro International Corporation (the “Company”) received a letter dated January 22, 2013 (the “Letter”) from LeviKorsinsky LLP, a New York City based law firm, on behalf of a stockholder of the Company.  The Letter alleges that certain option grants to certain of the Company’s executive officers in 2010 and 2011 exceeded amounts authorized under the Company’s option plans then in effect, and demands the Board investigate these claims, and if correct, that the option grants be rescinded and the Company consider adopting certain unspecified corporate governance measures.

The Company and the Board are investigating this claim and will respond to the Letter when the investigation is complete.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated: January 29, 2013	By: /s/ James K. McHugh
James K. McHugh
Chief Financial Officer